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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 3, 2000
                                  -------------

                               FUTUREBIOTICS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                         0-24530                         11-3205937
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(State or other              (Commission                       (IRS Employer
jurisdiction of                File Number)                  Identification No.)
Formation)


145 Ricefield Lane, Hauppauge, NY                                       11788
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (516) 273-2630
                                                   --------------


                                       N/A
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          (Former name or former address, if changes since last report)

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Item 5.      Other Events.

         The Company announced that it has received notification from The Nasdaq Stock Market that the Company's securities were delisted today from The Nasdaq SmallCap Market. Specifically, the Company was advised that it has failed to maintain a public float of 500,000 shares of common stock. The Company believes that its securities will trade on the OTC Bulletin Board.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  (i)    Press Release dated April 3, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                             FUTUREBIOTICS, INC.



                                             By:/s/ Reginald Spinello
                                                ------------------------
                                                Reginald Spinello
                                                Chief Executive Officer

Dated:   April 3, 2000


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Contact: Reginald Spinello
         President
         Futurebiotics Inc.
         (516) 273-2630


FOR IMMEDIATE RELEASE
---------------------


             FUTUREBIOTICS, INC. ANNOUNCES DELISTING FROM THE NASDAQ
                                SMALLCAP MARKET

         Hauppauge, New York, April 3, 2000 --- Futurebiotics, Inc. (NASDAQ:
VITK) announced that it has received notification from The Nasdaq Stock Market that the Company's securities were delisted today from The Nasdaq SmallCap Market. Specifically, the Company was advised that it has failed to maintain a public float of 500,000 shares of common stock. The Company believes that its securities will trade on the OTC Bulletin Board.

         Futurebiotics is engaged in the distribution, marketing and sales of vitamins, minerals, herbal formulations and specialty nutritional supplements, which it markets principally to health food stores through regional distributors.

         Statements in this release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in Futurebiotics' reports and registration statements filed with the Securities and Exchange Commission.

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